Exhibit 10.3

BUSINESS CONFIDENTIAL INFORMATION

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

LICENSE AGREEMENT

Between

ADAPTIMMUNE LIMITED

(as licensee)

And

LIFE TECHNOLOGIES CORPORATION

(as licensor)

LICENSE AGREEMENT

This License Agreement (hereinafter called “LICENSE”), effective as of the EFFECTIVE DATE, is by and between Adaptimmune Limited, incorporated in the United Kingdom whose registered office is at 9400 Garsington Road, Oxford Business Park, Oxford, OX4 2HN, UK with a place of business at 57c Milton Park, Abingdon, Oxon, OX14 4RX, United Kingdom (“ADAPTIMMUNE”), and Life Technologies Corporation, a Delaware corporation (“LTC”) whose headquarters are located at 5791 Van Allen Way, Carlsbad, CA, 92008.  Each of ADAPTIMMUNE and LTC is a “PARTY” hereunder, and may be collectively referred to as the “PARTIES”.

WITNESSETH:

WHEREAS, LTC owns LTC PATENT RIGHTS (defined below), LICENSED LTC T CELL METHODS (defined below), which LTC is willing to license to ADAPTIMMUNE in accordance with the provisions of this LICENSE; and

WHEREAS, LTC controls rights to the LICENSED MONOCLONAL ANTIBODY (defined below) , which LTC is willing to sublicense to ADAPTIMMUNE in accordance with the provisions of this LICENSE; and

WHEREAS, ADAPTIMMUNE wishes to acquire an exclusive license under the LTC PATENT RIGHTS and LICENSED MONOCLONAL ANTIBODY for the manufacture, use, import, offer for sale and sale of LICENSED LTC T CELL PRODUCTS (as defined below) in the LICENSED TERRITORY (as defined below) in the FIELD (as defined below) in accordance with the provisions of this LICENSE.

NOW, THEREFORE, in accordance with and to the extent provided by the aforementioned authorities and in consideration of the foregoing premises and of the covenants and obligations hereinafter set forth to be well and truly performed, and other good and valuable consideration, the PARTIES hereto agree to the foregoing and as follows.

Article 1.                             DEFINITIONS

The following definitions shall apply to the defined words where such words are used in this LICENSE.

1.1                      “AFFILIATE” means, with respect to (a) LTC, any business entity controlling, controlled by or under common control with LTC , and (b) ADAPTIMMUNE, any business entity controlled by ADAPTIMMUNE, where control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.  Notwithstanding the foregoing, any person or entity that would otherwise qualify as an AFFILIATE hereunder by the foregoing definition shall not be deemed to be, and shall not be treated as, an AFFILIATE if (i) the primary business of such person or entity is investing in securities, debt or other investment vehicles; or (ii) such person or entity is a portfolio company of a person or entity that satisfies any of the criteria under clause (i).  As of the EFFECTIVE DATE, ADAPTIMMUNE has one (1) AFFILIATE, named Adaptimmune LLC, and which is incorporated in the UNITED STATES. For the purpose of this LICENSE, Immunocore Limited is not an AFFILIATE.

1.2                        “AMENDED AND RESTATED AGREEMENT” means that certain Amended and Restated License Agreement between LTC and FHCRC dated October 5, 2012 pursuant to which LTC is granted rights to the LICENSED MONOCLONAL ANTIBODY and LICENSED CELL LINE.

1.3                       “ADAPTIMMUNE IMPROVEMENT PATENTS” means patent rights arising from all IMPROVEMENTS made by or for, or controlled by ADAPTIMMUNE.

1.4                       “APPROVAL OBTAINED” means, with respect to a product or process, that the sale of such product or process or its use in the FIELD in any country has been licensed, cleared or approved by all applicable regulatory or other governmental authority in such country, including the Food and Drug Administration (“FDA”) with respect to products or processes sold in the UNITED STATES.

1.5                       “AUTOIMMUNE DISEASE” means a condition or disease in which there is an immune system dysregulation whereas an inappropriate immune response against normal tissues presents in the body such that the immune system recognizes such normal tisuues cells as non-self.

1.6                    “CANCER” means a malignant neoplasm involving unregulated cell growth which is able to invade other tissues.  Specific neoplastic indications are listed in Section 2, Subsections 140 — 209 and Subsections 230 — 239  of the International Classification of Diseases, Ninth Revision, Clinical Modification.

(ICD-9-CM; http://icd9cm.chrisendres.com/index.php?action=child&recordid=1059

1.7                       “CHANGE IN CONTROL” means, with respect to a PARTY (a) a sale, lease, or other disposition of all or substantially all of its assets, rights or businesses or sale of substantially all of its intellectual property, each in any transaction or series of transactions, or the acquisition of such PARTY by, or merger, consolidation, reorganization, or business combination (an “EVENT”) of a PARTY into or with, another entity in which the stockholders of such PARTY immediately prior to such EVENT do not own, after such EVENT, a majority of the outstanding voting shares of the surviving, purchasing, or newly resulting business entity (a “MERGER TRANSACTION”); or (b) any transaction or series of related transactions to which a PARTY is a party in which in excess of fifty percent (50%) of such PARTY’s voting power is transferred; provided, however, any consolidation, business combination, or merger effected exclusively to change the domicile of a PARTY or the issuance of shares by the PARTY in a transaction whose primary purpose is to raise capital for such PARTY and does not involve any MERGER TRANSACTION, shall not be deemed a CHANGE IN CONTROL.

1.8                       “CMO” means a THIRD PARTY manufacturer with whom ADAPTIMMUNE has entered into a written agreement for such THIRD PARTY manufacturer to manufacture certain products solely on behalf of ADAPTIMMUNE.

1.9                       “CMO RESTRICTIONS” has the meaning set forth in Section 3.2.

1.10                “COMMERCIAL TCR DEVELOPER” has the meaning set forth in 3.11(b).

1.11                “COMMERCIAL DEVELOPMENT PLAN” means that Commercial Development Plan for the development and marketing of LICENSED LTC T CELL PRODUCTS attached at Exhibit B hereto.

1.12                 “DISCLOSER” has the meaning set forth in Section 1.19.

1.13                 “EFFECTIVE DATE” of this LICENSE shall mean December 19, 2012.

1.14                  “ENGINEERED T CELL RECEPTOR” means an alpha-beta T cell receptor such that the T—cell engineering platform provides T cells which do not just have their endogenous TCR genes but have been transduced with genes for the expression of an alpha-beta T cell receptor, this being defined as a protein that contains a TCR Alpha Variable Domain and a TCR Beta Variable domain, either of which can be of wild type sequence or mutated in up to 10% of amino acid positions.

1.15                  “FIELD”  means for the ex-vivo activation and expansion of human T-cells containing ENGINEERED T-CELL RECEPTORS for use as a therapy for the TREATMENT of CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE where such therapy comprises: (a) removing a sample containing T-cells from a human patient; (b) isolating T-cells from such sample using LTC BEAD PRODUCT or similar magnetic beads; (c) transfecting such isolated T-cells with a gene or genes encoding ENGINEERED T-CELL RECEPTORS of known antigen specificity; (d) activating and expanding the population of such engineered T-cells using LTC BEAD PRODUCT or similar magnet beads; and (e) introducing the expanded, engineered T-cells back into the same patient for TREATMENT of such CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE.

It is understood and agreed that the FIELD would not include   (i) activation or expansion of T-cells modified through gene transfer to specifically modify the T-cells to produce secreted or cell-surface membrane-bound proteins not normally expressed in significant levels by such T-cells, unless the proteins enable the selection, or modify or preserve the function of the T-cells, or (ii) developing, making, using, selling or offering for sale of pharmaceutical products containing CTLA4-Ig or any mutant thereof.  For the avoidance of doubt, this FIELD restriction does NOT apply to activation or expansion of T-cells modified through gene transfer with ENGINEERED T CELL RECEPTORS.

1.16                “FHCRC” means the Fred Hutchinson Cancer Research Center.

1.17                “IMPROVEMENT” means an improvement to the technology claimed in the LTC PATENT RIGHTS which (a) is the subject of a patent application which is dominated by an issued patent within LTC PATENT RIGHTS, and (b) cannot be practiced without use of the claims in LTC PATENT RIGHTS.

1.18                “INFECTIOUS DISEASE” means transmissible diseases or communicable diseases resulting from the infection, presence and growth of pathogenic organisms within an individual host organism.

1.19                “INFORMATION” means, with respect to a PARTY hereto, information marked as “proprietary”, “business proprietary”, “business confidential information” or other equivalent designation that such PARTY (the “DISCLOSER”) provides to the other PARTY (the “RECIPIENT”), and reasonably considers to be of a confidential, proprietary or trade secret nature, including financial statements and projections, technical reports, royalty reports, customer and supplier information, research, designs, plans, compilations, methods, techniques, processes, procedures, clinical data, patent applications, information pertaining to regulatory filings, and know-how, whether in tangible or intangible form.  The terms and conditions of this LICENSE shall be INFORMATION of the PARTIES; as between the PARTIES, the COMMERCIAL DEVELOPMENT PLAN at Exhibit B hereto, any reports or notices provided by ADAPTIMMUNE hereunder shall be INFORMATION of ADAPTIMMUNE, whether or not marked as set forth above. Notwithstanding the foregoing, INFORMATION of a PARTY shall not include information that the RECIPIENT can establish by records:

(a) is within the public domain prior to the time of receipt by the RECIPIENT or thereafter becomes within the public domain other than as a result of disclosure by the RECIPIENT or any of its representatives in violation of this LICENSE;

(b) was, on or before the date of disclosure, in the possession of the RECIPIENT;

(c) is acquired by the RECIPIENT from a THIRD PARTY having the right to disclose without burden of confidentiality; or

(d) is hereafter independently developed by the RECIPIENT.

1.20                 “LTC BEAD PRODUCT” means certain LICENSED PRODUCTS which are commercially-available LTC Dynabeads® magnetic bead products made under good manufacturing practices (GMP) and currently offered for sale, sold or otherwise distributed by distributed by LTC, its AFFILIATES and/or their respective distributors under the trade name “Dynabeads® CD3 X CD28 CTS” and SKU *** or any future or improved commercially-available versions of the foregoing.

1.21                “LTC IMPROVEMENT PATENTS” means patent rights arising from all IMPROVEMENTS made by or for, or controlled by LTC.

1.22                “LTC PATENT RIGHTS” means the one or more of the patents and patent applications listed in Exhibit A and the LTC IMPROVEMENT PATENTS and any patent issuing from any patents or patent application therein, together with any reissues, reexamination certificates, extensions, supplementary protection certificates, or other governmental acts which effectively extend the period of exclusivity to the patent holder, substitutions, confirmations, registrations, revalidations, additions, continuations, divisions, continuations in part and patents of addition (to the extent of claims entitled to the priority of any of the foregoing) of or to any of

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

the foregoing and any foreign counterparts filed or issued in the LICENSED TERRITORY.

1.23                 “LICENSED CELL LINE” means the hybridoma cell line BC3 described in Anasetti, C. et. al., “Induction of specific nonresponsiveness in unprimed human T cells by anti-CD3 antibody and alloantigen”, J Exp. Med., 172, pp. 1691-1700 (1990) and Anasetti, C. et. al., Treatment of acute graft-versus-host disease with a nonmitogenic anti-CD3 monoclonal antibody, Transplantation, 54, pp. 844-851 (1992), and all progeny, clones, derivatives and modifications thereof. Such derivatives and modifications shall not include antibodies which are not derived from or developed using the LICENSED CELL LINE and/or LICENSED MONOCLONAL ANTIBODY (collectively, “LICENSED MATERIALS”) and which have been entirely made with the use of information or materials available in the public domain.

1.24                 “LICENSED LTC T CELL METHOD”  means any method, the practice of which would, but for the grant of the licenses herein, infringe one or more VALID CLAIMS of a patent that is within the LTC PATENT RIGHTS whether or not the method or practice includes the use of LTC BEAD PRODUCTS.

1.25 “LICENSED MONOCLONAL ANTIBODY” means the monoclonal antibody BC3, and antigen binding fragments thereof, produced by or derived from the LICENSED CELL LINE.

1.26 “LICENSED LTC T CELL PRODUCT” means any product comprised of or containing ENGINEERED T CELL RECEPTORS (a) which are isolated and/or activated and/or expanded by the use of LICENSED PRODUCTS, and (b) the manufacture, use, offer for sale, import or sale of which would, but for the grant of the licenses herein, infringe or be covered by one or more VALID CLAIMS of a patent that is within the LTC PATENT RIGHTS, or (c) used with a LICENSED LTC T CELL METHOD, or (d) produced, processed or otherwise manufactured using or with a LICENSED LTC T CELL METHOD.

1.27                 “LICENSED PRODUCTS’’ means any T cell product, including reagents, devices, kits and packages that contain, or are derived from, or result from the use of the LICENSED MONOCLONAL ANTIBODY, including without limitation, beads coated with the LICENSED MONOCLONAL ANTIBODY either by itself or in combination with other antibodies. For clarity, LICENSED PRODUCTS does not include the LICENSED CELL LINE or LICENSED LTC T CELL PRODUCT, but LICENSED PRODUCTS do include LTC BEAD PRODUCTS.

1.28                 “LICENSED TERRITORY” means any country in the world in which any LTC PATENT RIGHTS exist.

1.29                              “MILESTONE PAYMENT(S)” shall have the meaning ascribed in Section 4.4

1.30                        “MINIMUM ANNUAL ROYALTY” shall have the meaning ascribed in Section 4.2.

1.31                  “NET SELLING PRICE” means: the amounts billed or invoiced by ADAPTIMMUNE and its AFFILIATES on sales of LICENSED LTC T CELL PRODUCTS, less deductions for (a) import, export, excise, sales, value added and use taxes, custom duties, freight and insurance invoiced to and/or paid by the purchaser of such LICENSED LTC T CELL PRODUCTS; (b) rebates and trade discounts customarily and actually allowed (other than advertising allowances, and fees or commissions to employees of ADAPTIMMUNE and its AFFILIATES); and (c) credits for returns, allowances or trades, actually granted.

Transfer of LICENSED LTC T CELL PRODUCTS by ADAPTIMMUNE to its AFFILIATE for subsequent resale shall not constitute sale to THIRD PARTIES; provided, however those revenues from sale of LICENSED LTC T CELL PRODUCTS to AFFILIATES for internal non-commercial use shall be included in the determination of NET SELLING PRICE.

There shall be no imputed revenues from (d) promotional free samples, free goods, or other marketing programs whereby LICENSED LTC T CELL PRODUCTS are provided free of charge to promote sales; or (e) use of LICENSED LTC T CELL PRODUCTS for (i) compassionate use where the treatment of a seriously ill patient using a new, unapproved/investigational drug when no other treatments are available or (ii) physician-sponsored investigational new drug applications.  Furthermore, until such time as a LICENSED LTC T CELL PRODUCT has been licensed or APPROVAL OBTAINED by all applicable regulatory authorities in a given country, transfer of such LICENSED LTC T CELL PRODUCT in or to that country for testing, pre-clinical, clinical or developmental purposes shall be included in the calculation of “NET SELLING PRICE” hereunder only to the extent that consideration received for such LICENSED LTC T CELL PRODUCT exceeds the cost of such LICENSED LTC T CELL PRODUCT.

1.32  “OTHER AGREEMENT” means the certain Sub-license Agreement by and between ADAPTIMMUNE and LTC effective as of December 19, 2012 under which LTC licenses certain of its rights to ADAPTIMMUNE pursuant to that certain Exclusive License Agreement among LTC as licensee and United States Department of the Navy at the Naval Medical Research Center, the Regents of the University of Michigan and Dana Farber Cancer Institute, Inc., effective as of September 30, 2008, as amended (“LTC NAVY SUBLICENSE”).

1.33   “PIVOTAL TRIAL” means any pivotal or registration study or equivalent thereof for the purpose of obtaining regulatory approval or clearance in any jurisdiction as determined or confirmed by the applicable regulatory authority to market, sell and use a LICENSED LTC T CELL PRODUCT within the FIELD.

1.34  “RECIPIENT” has the meaning set forth in Section 1.19.

1.35  “TERM” means the period commencing on the EFFECTIVE DATE and ending on the expiration of the last to expire patent in the LTC PATENT RIGHTS.

1.36”THIRD PARTY” means any person or entity that is not (i) a PARTY to this LICENSE, or (ii) an AFFILIATE of a PARTY to this LICENSE.

1.37  “TREATMENT”  means a pharmacological method of ameliorating or curing CANCER, AUTOIMMUNE DISEASE and/or INFECTIOUS DISEASE.

1.38                 “UNITED STATES” means the United States of America, its territories and possessions, the District of Columbia, and the Commonwealth of Puerto Rico.

1.39                              “VALID CLAIM” means (a) a claim of an unexpired patent which shall not have been withdrawn, canceled or disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision or (b) a claim of a patent application which is either: (i) the subject of a pending patent interference proceeding or (ii) supported by the disclosure of such application or any prior filed patent application for a cumulative period not exceeding seven (7) years from the earliest date of such supporting disclosure for such claim in any such patent application.

1.40                 Interpretation. In this LICENSE, unless the context indicates a contrary intention:

(a)                     “person” includes an individual, the estate of an individual, a corporation, an authority, an association or a joint venture (whether incorporated or unincorporated), a partnership, a trust and any other entity;

(b)                     a reference to a PARTY includes that PARTY’s executors, administrators, successors and permitted assigns, including persons taking by way of novation and, in the case of a trustee, includes a substituted or an additional trustee;

(c)                      a reference to a document (including this LICENSE) is to that document as varied, novated, ratified or replaced from time to time;

(d)                     a reference to a statute or statutory provision includes a statutory modification or re-enactment of it or a statutory provision substituted for it, and each ordinance, by-law, regulation, rule and statutory instrument (however described) issued under it;

(e)                      a reference to a PARTY, clause, schedule, exhibit, attachment or annexure is a reference to a PARTY, clause, schedule, exhibit, attachment or annexure to or of this LICENSE, and a reference to this LICENSE includes all schedules, exhibits, attachments and annexures to it;

(f)                       if a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

(g)                      whenever this LICENSE refers to a number of days, such number shall refer to calendar days unless business days are specified; and business days means any day except Saturday and Sunday on which commercial banking institutions in New York, New York are open for business;

(h)                     “includes” in any form is not a word of limitation but shall be deemed to be followed by the phrase “but not limited to”, “without limitation” or words of similar import;

(i)                         “or” is disjunctive but not necessarily exclusive; and

(j)                        a reference to “$” or “dollar” is to UNITED STATES currency.

Article 2.                             GRANT

2.1 As of the EFFECTIVE DATE, and subject to the terms and conditions of this LICENSE, LTC hereby grants to ADAPTIMMUNE and, subject to Section 2.2, its AFFILIATE specified Section 1.1 herein, and ADAPTIMMUNE hereby accepts:

(a) an exclusive (subject to Sections 2.6 and 6.5)  non-sublicensable (except as set forth in Sections 2.2, 2.6 and 3.1), non-transferable (except as set forth in Section 2.5) license under the

LTC PATENT RIGHTS to: (i)  practice and have practiced LICENSED LTC T CELL METHODS solely to make and have made LICENSED LTC T CELL PRODUCTS solely in the FIELD in the LICENSED TERRITORY, in each case by/solely for ADAPTIMMUNE, and/or by a THIRD PARTY manufacturer solely on behalf of ADAPTIMMUNE (“CMO”) subject to certain restrictions including those set forth below in Section 3.1, and (ii) use and have used, offer for sale and have offered for sale, sell and have sold, import and have imported LICENSED LTC T CELL PRODUCTS solely in the FIELD in the LICENSED TERRITORY; and

(b) an exclusive, non-sublicensable, non-transferrable (except as set forth in Section 2.5)  sublicense to use LICENSED PRODUCTS to make, have made, use and sell LICENSED LTC T CELL PRODUCTS in the FIELD.  No rights are granted to the LICENSED CELL LINE.

(c) For clarification purposes, the license grants set forth in this Section 2.1 specifically exclude any rights for ADAPTIMMUNE or any of its AFFILIATES or CMOs to make, have made, offer for sale, have offer for sale, sell or have sold any LICENSED CELL LINE, LICENSED PRODUCT, LICENSED MONOCLONAL ANTIBODY, LTC BEAD PRODUCT or any other LTC product(s), and ADAPTIMMUNE and its AFFILIATES or CMOs are expressly prohibited from using the LICENSED MONOCLONAL ANTIBODY (or LICENSED CELL LINE) for any purpose other than as part of a LICENSED PRODUCT as expressly described in this LICENSE.  For additional clarification purposes, LTC shall not transfer any LICENSED MONOCLONAL ANTIBODY or LICENSED CELL LINE to ADAPTIMMUNE hereunder.

2.2                       LTC’s license grant in Section 2.1 to ADAPTIMMUNE’S AFFILIATE listed in Section 1,1 shall not be deemed a sublicensee, and such AFFILIATE shall not be subject to separate INITIAL LICENSE FEE or MINIMUM ANNUAL ROYALTY payment obligations to LTC, provided that such AFFILIATE shall be subject to payment obligations (which may be paid directly to LTC by such AFFILIATE or may be paid to LTC via ADAPTIMMUNE based on such AFFILIATE’s NET SALES) hereunder with respect to such AFFILIATE’s running royalties in accordance with Section 4.3 and MILESTONE PAYMENTS in accordance with Section 4.4, and such grant by LTC is subject to the following: (a) no such AFFILIATE may be directly or indirectly controlled by a foreign (to the United States) government; (b) each such AFFILIATE has agreed in writing to comply with the terms and conditions of this LICENSE and ADAPTIMMUNE provides notice and a copy of the foregoing to LTC , and (c) any breach of this LICENSE by any AFFILIATE of ADAPTIMMUNE shall be deemed a breach of this LICENSE by ADAPTIMMUNE (and such AFFILIATE).

2.3                       ADAPTIMMUNE will notify LICENSED LTC T CELL PRODUCT end-users and purchasers, and require its AFFILIATES to do likewise, via a label license and product literature accompanying the LICENSED LTC T CELL PRODUCT that use of LICENSED LTC T CELL PRODUCT is prohibited for (i) the activation or expansion of T-cells modified through gene transfer to specifically modify the T-cells to produce secreted or cell-surface membrane-bound proteins not normally expressed in significant levels by such T-cells, unless the proteins enable the selection, or modify or preserve the function of the T-cells, or (ii) the developing, making, using, selling or offering for sale of pharmaceutical products containing CTLA4-Ig or any mutant thereof.  For the avoidance of doubt, the label license to purchasers may state that activation or expansion of T-cells modified through gene transfer by purchasers using ADAPTIMMUNE ENGINEERED T CELL RECEPTORS is authorized in LICENSED LTC T CELL PRODUCTS in the FIELD, and this Section 2.3 is not to limit the definition of LICENSED LTC T CELL PRODUCTS.

2.4                       ADAPTIMMUNE understands, acknowledges and agrees that no license under any patent or patent application other than LTC PATENT RIGHTS, including with respect to any other patents or intellectual property which LTC may own or control, or under any know-how, is or shall be deemed to have been granted under this LICENSE, either expressly or by implication.

2.5                                           This LICENSE is non-assignable by ADAPTIMMUNE without prior written approval of LTC except in connection with assignment of this LICENSE and the OTHER AGREEMENT to a THIRD PARTY acquirer pursuant to a CHANGE IN CONTROL; provided that such assignment shall obligate ADAPTIMMUNE to pay a non-refundable, non-creditable assignment fee to LTC of $***, which such assignment fee shall be due and payable within thirty (30) days of such assignment; ADAPTIMMUNE shall provide LTC with written notice of any such permitted assignment at the time of such assignment.  All other assignments of this LICENSE by ADAPTIMMUNE shall be contingent on the prior written approval of LTC, which such approval shall not be unreasonably withheld.  Notwithstanding the foregoing, LTC shall provide a response to ADAPTIMMUNE’s request for such written approval within thirty (30) days of LTC’s receipt of the request.  In the event of any assignment of this LICENSE, the party to which ADAPTIMMUNE assigns this LICENSE and the OTHER AGREEMENT shall agree in writing to assume all responsibilities and obligations of ADAPTIMMUNE under this LICENSE and the OTHER AGREEMENT, and no further assignment or transfer of this LICENSE or the OTHER AGREEMENT is permitted without the prior written permission of LTC, which such approval shall not be unreasonably withheld.

2.6                       ADAPTIMMUNE shall have the right to designate, by written notice to LTC which includes applicable contact information, any THIRD PARTY(IES) to whom it has granted a license or similar rights under its intellectual property in the FIELD for a specific LICENSED LTC T CELL PRODUCT.  Upon such a designation, LTC shall make available to such designee, without being considered to be in breach of this LICENSE, license rights to the LTC PATENT RIGHTS in the FIELD on the same terms and conditions (including without limitation MINIMUM ANNUAL ROYALTIES, MILESTONE PAYMENTS, royalties and other financial consideration) described in this LICENSE in agreement(s) to be entered into between LTC and each such designee.  For clarity, in the event ADAPTIMMUNE’s designee enters into a license with LTC pursuant to this Section 2.6, (i) MILESTONE PAYMENTS will be due from the party(ies) (ADAPTIMMUNE and/or its designee, as applicable) that achieve(s) each such MILESTONE EVENT and there shall be one royalty owed on the NET SELLING PRICE of LICENSED LTC T CELL PRODUCTS by such party(ies) (ADAPTIMMUNE and/or its designee) who sold the LICENSED LTC T CELL PRODUCTS as specified in Section 4.3(a), and (ii) if so requested by ADAPTIMMUNE, LTC shall provide a license to its designee(s) that includes rights beyond the specific LICENSED LTC T CELL PRODUCT(S), to the extent that ADAPTIMMUNE holds such rights under this LICENSE.  The terms offered to any designee

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licensee shall be no less favorable to such designee(s) than those provided to ADAPTIMMUNE herein.  Unless the THIRD PARTY designated by ADAPTIMMUNE pursuant to this Section 2.6 is in breach of an agreement with LTC or in a dispute resolution, arbitration, mediation or litigation with LTC at the time such THIRD PARTY is so designated, LTC may not refuse to offer or grant license rights to the LTC PATENT RIGHTS in the FIELD to any THIRD PARTY that is designated or a designee pursuant to this Section 2.6 by ADAPTIMMUNE on exactly the same terms and conditions as set forth in this LICENSE.

Article 3.                             ADAPTIMMUNE’S PERFORMANCE

3.1                                           ADAPTIMMUNE will require, and will require each ADAPTIMMUNE AFFILIATE with whom it extends rights under this LICENSE pursuant to Section 2.2 to require, each CMO who it or such ADAPTIMMUNE AFFILIATE wishes to engage to practice LICENSED T CELL METHODS and/or use LTC BEAD PRODUCTS to make LICENSED LTC T CELL PRODUCTS solely for the FIELD on behalf of ADAPTIMMUNE to have entered into a written and executed agreement with ADAPTIMMUNE or such ADAPTIMMUNE AFFILIATE that (i) allows such CMO to use LICENSED LTC T CELL METHODS and LTC BEAD PRODUCTS to make LICENSED LTC T CELL PRODUCTS solely for the FIELD for ADAPTIMMUNE and/or its AFFILIATE (if authorized pursuant to Section 2.2) for ADAPTIMMUNE- and/or such ADAPTIMMUNE AFFILIATE-sponsored clinical trials supporting regulatory approval of such LICENSED LTC T CELL PRODUCTS and/or thereafter for commercial sale by or for ADAPTIMMUNE or any authorized ADAPTIMMUNE AFFILIATE (collectively, the “PURPOSE”), (ii) allows such CMO to make LICENSED LTC T CELL PRODUCTS solely for the PURPOSE, (iii) prohibits such CMO from transferring LTC BEAD PRODUCTS and/or LICENSED LTC T CELL PRODUCTS to, or using LTC BEAD PRODUCTS and/or LICENSED LTC T CELL PRODUCTS on behalf of, any THIRD PARTY, (iv) prohibits such CMO from using LTC BEAD PRODUCTS, LICENSED LTC T CELL PRODUCTS, LICENSED LTC T CELL METHODS, and/or LTC PATENT RIGHTS for the benefit of such CMO other than such use on behalf of ADAPTIMMUNE or an authorized ADAPTIMMUNE AFFILIATE for the PURPOSE, and (v) requires such CMO to return to ADAPTIMMUNE and certify such return in writing, or destroy and certify such destruction in writing, at ADAPTIMMUNE’s discretion, all LTC BEAD PRODUCTS and LICENSED LTC T CELL PRODUCTS in its possession upon completion or termination of its activities on behalf of ADAPTIMMUNE or such authorized ADAPTIMMUNE AFFILIATE, with a copy of such certification provided to LTC (upon request) (collectively, “CMO RESTRICTIONS”).  LTC agrees that within the herein license grant of Sections 2.1 and 2.2, ADAPTIMMUNE and authorized ADAPTIMMUNE AFFILIATES are permitted to enter into CMO agreements as set forth in this Section 3.2.  Any CMO using, other than as permitted under this LICENSE, LTC BEAD PRODUCTS, LICENSED LTC T CELL PRODUCTS, LICENSED LTC T CELL METHODS, and/or LTC PATENTS, which were provided to such CMO by or for ADAPTIMMUNE or an authorized ADAPTIMMUNE AFFILIATE pursuant to this LICENSE shall be a “CMO IN VIOLATION OF ITS AGREEMENT.”  ADAPTIMMUNE will immediately notify LTC in writing once it becomes aware (itself or through LTC or a THIRD PARTY) that any CMO is a CMO IN VIOLATION OF ITS AGREEMENT and will promptly notify such CMO in writing that such CMO is a CMO IN VIOLATION OF ITS AGREEMENT.  ADAPTIMMUNE agrees that its or any AFFILIATE’s continued employment of a CMO that is a CMO IN VIOLATION OF ITS AGREEMENT is conditioned on the CMO curing its status of being a CMO IN VIOLATION OF ITS AGREEMENT within thirty (30) days of transmission of written notice of that status by ADAPTIMMUNE, and that if ADAPTIMMUNE or an ADAPTIMMUNE AFFILIATE continues employment of that CMO if the status is not cured within this specified timeframe, that shall constitute a material breach by ADAPTIMMUNE of this LICENSE, for which LTC may terminate this LICENSE pursuant to Section 8.3(d) immediately. If ADAPTIMMUNE terminates a CMO agreement because the CMO is a CMO IN VIOLATION OF ITS AGREEMENT, such CMO shall immediately cease all activity under the CMO agreement and such CMO be prohibitted from continuing and completing any activity which has been actually initiated or planned under the CMO agreement at the time of termination; but, if ADAPTIMMUNE has a need for the CMO to continue and complete that which as been actually initiated under the CMO agreement at the time of termination and deliver the same following said termination, ADAPTIMMUNE shall make such a request in writing to LTC, and LTC shall consider consenting to such a request in its sole reasonable discretion.  Notwithstanding the foregoing, ADAPTIMMUNE is responsible for its own performance, and the performance of each of its its AFFILIATES and its and/or their CMOs under or pursuant to this LICENSE. For the sake of clarity, Adaptimmune LLC is the sole ADAPTIMMUNE AFFILIATE for the purposes of this paragraph 3.1.

3.2                       ADAPTIMMUNE will use reasonable commercial efforts to carry out the COMMERCIAL DEVELOPMENT PLAN and, in its scientific and business judgment, to develop and commercialize LICENSED LTC T CELL PRODUCTS.  ADAPTIMMUNE shall report such efforts to LTC in accordance with Section 7.1.

3.3                       ADAPTIMMUNE agrees to report to LTC within twenty (20) days of ADAPTIMMUNE’s discontinuance of making the benefits of the LTC PATENT RIGHTS and/or LICENSED LTC T CELL METHODS reasonably accessible to the UNITED STATES public.

3.4                       During the TERM of this LICENSE, in each calendar year prior to the first commercial sale of a LICENSED LTC T CELL PRODUCT by ADAPTIMMUNE or any of its AFFILIATES, ADAPTIMMUNE agrees to expend ***                                    ($***) on research and development directly relating to the commercialization of LICENSED LTC T CELL PRODUCTS during the TERM.  In addition to Section 3.6, LTC acknowledges and agrees that if ADAPTIMMUNE spends no less than ***                  ($***) on research and development directly relating to the commercialization of LICENSED LTC T CELL PRODUCTS pursuant to the OTHER AGREEMENT (and as defined therein), ADAPTIMMUNE shall have satisfied its diligence obligation pursuant to this Section 3.4.

3.5                        If ADAPTIMMUNE fails to demonstrate reasonable commercial efforts as required by Sections 3.2 and 3.4 above, LTC may provide a written notice to ADAPTIMMUNE specifying the basis for such notice.  Upon receipt of such notice, ADAPTIMMUNE shall

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develop and provide to LTC a written plan to cure such failure within ninety (90) days of receipt of such notice.  LTC, and ADAPTIMMUNE will mutually agree upon a timetable for performance of such cure plan.  If ADAPTIMMUNE fails to diligently implement such written cure plan, LTC shall be entitled to provide written notice to terminate this LICENSE if such failure is not cured within a ninety (90) day period following receipt of such notice.  Notwithstanding the foregoing, LTC , shall not unreasonably withhold its consent to any revision in the time periods under the COMMERCIAL DEVELOPMENT PLAN whenever requested in writing by ADAPTIMMUNE and supported by evidence of technical difficulties or delays in regulatory processes that are outside of ADAPTIMMUNE’s reasonable control.

3.6                        Upon the first commercial sale of a LICENSED LTC T CELL PRODUCT, ADAPTIMMUNE will be deemed to have satisfied all diligence obligations under Sections 3.2 and 3.4.  ADAPTIMMUNE will, thereafter, continue to make the benefits of the LICENSED LTC T CELL PRODUCTS reasonably accessible to the public for the remainder of the TERM of this LICENSE.

3.7                        In the event ADAPTIMMUNE purchases LTC BEAD PRODUCTS, ADAPTIMMUNE will purchase all such LTC BEAD PRODUCTS, only from LTC or a designated LTC AFFILIATE.  Pricing and specifications for the LTC BEAD PRODUCTS will be commercially reasonable, and mutually agreed upon by the PARTIES; and the PARTIES agree to negotiate such pricing and specifications in good faith..

3.8            ADAPTIMMUNE’s use of LICENSED PRODUCTS and the LICENSED MONOCLONAL ANTIBODY to make, have made, use and sell LICENSED LTC T CELL PRODUCTS. are subject to the following policies, obligations and/or conditions:  Fred Hutchinson Cancer Research Center’s Patents and Inventions Policy adopted September 30, 1983, Public Laws 96-517 and 98-620 and FHCRC’s obligations under agreement with other sponsors of research. Any right granted in this LICENSE or the AMENDED AND RESTATED AGREEMENT greater than that permitted under Public Laws 96-517 or 98-620 shall be subject to modification as may be required to conform to the provisions of the statutes.

3.9                        IMPROVEMENTS.  All IMPROVEMENTS made by or for, or controlled by, ADAPTIMMUNE, including ADAPTIMMUNE IMPROVEMENT PATENTS, shall be owned by ADAPTIMMUNE.  ADAPTIMMUNE shall promptly disclose to LTC any ADAPTIMMUNE IMPROVEMENT PATENTS.  All IMPROVEMENTS made by LTC shall be owned by LTC.  LTC shall promptly disclose to ADAPTIMMUNE any LTC IMPROVEMENTS.

ADAPTIMMUNE hereby grants to LTC an option to execute an exclusive, worldwide, royalty-bearing license with the right to grant further sublicenses under the ADAPTIMMUNE IMPROVEMENT PATENTS, to make and have made, to use and have used, to sell and have sold, to offer to sell, to import and have imported, and to practice and have practiced products, the manufacture, use, sale, offer for sale or importation of which is covered by a VALID CLAIM of the ADAPTIMMUNE IMPROVEMENT PATENTS in the country of manufacture, use, sale, offer for sale or import in the TERRITORY outside the FIELD subject to LTC and/or its sublicensee paying to ADAPTIMMUNE commercially reasonable royalty rate on NET SALES of products (and other consideration, including license fees and milestones to be negotiated in good faith).  Notwithstanding the foregoing, to the extent that a sub-sublicensee wishes to have the right to grant a further sublicense pursuant to the terms and conditions of this Section 3.9, ADAPTIMMUNE agrees to enter into good faith negotiations with LTC or its designee to consent to such request.

3.10                                    LTC BEAD PRODUCTS.  To the extent that ADAPTIMMUNE or its AFFILIATES purchase LTC BEAD PRODUCTS under a research use only label, (i) ADAPTIMMUNE shall, and shall cause its AFFILIATES to, comply with the use and transfer restrictions under such applicable label license; and (ii) such LTC BEAD PRODUCTS shall not be used to make or have made LICENSED LTC T CELL PRODUCTS under this LICENSE.

To the extent that ADAPTIMMUNE or its AFFILIATES wish to purchase LTC BEAD PRODUCTS for use in connection with clinical trials or for commercialization of LICENSED LTC T CELL PRODUCTS, each of LTC and ADAPTIMMUNE hereby agree to negotiate in good faith to enter into a commercially-reasonable supply agreement for the supply of the LTC BEAD PRODUCTS or custom ADAPTIUMMUNE variations thereof.  Such supply agreement will include commercially-reasonable pricing, forecasting, warranties and other commercially-reasonable customary terms.

3.11                In accordance with the exclusive nature of this LICENSE under Section 2.1, from the EFFECTIVE DATE and during the TERM of this LICENSE.

(a) LTC shall modify the limited use label license associated with LTC BEAD PRODUCTS to clearly state that there is no explicit or implied license to the purchaser under the LTC PATENT RIGHTS with respect to any commercial, commercially-sponsored or for-profit THIRD PARTY activities involving ENGINEERED T CELL RECEPTOR products in the FIELD, and that only strictly academic, not-for-profit, non-commercially-sponsored THIRD PARTY research involving ENGINEERED T CELL RECEPTOR products in the FIELD is permitted.

(b) Any THIRD PARTY engaging in commercial, commercially-sponsored or for-profit activities involving ENGINEERED T CELL RECEPTOR products in the FIELD is a “COMMERCIAL TCR DEVELOPER”.  LTC shall not knowingly provide to any COMMERCIAL TCR DEVELOPER LTC BEAD PRODUCTS for activities involving ENGINEERED T CELL RECEPTOR PRODUCTS in the FIELD within the LTC PATENT RIGHTS, and LTC shall not knowingly provide to any COMMERCIAL TCR DEVELOPER any drug master file cross-reference authorization letter concerning the use of LTC BEAD PRODUCTS involving ENGINEERED T CELL RECEPTOR products in the FIELD, within the LTC PATENT RIGHTS, in either case without ADAPTIMMUNE’S prior written permission.

3.12                Restrictions

(a)                         From the EFFECTIVE DATE and during the TERM of this LICENSE, LTC agrees that LTC shall not knowingly and directly or explicitly or impliedly license or offer to license the LICENSED LTC T CELL METHOD or the LTC PATENT RIGHTSS to any COMMERCIAL TCR DEVELOPER for any making, having made, using, having used, selling, having sold, offering to sell, having offered to sell, imported, having imported, exported or having exported any LICENSED LTC T CELL PRODUCTS in the FIELD.

(b)                         Without the express written permission of ADAPTIMMUNE, LTC shall not knowingly and directly assist any COMMERCIAL TCR DEVELOPER with its interactions with any regulatory agency whose approval is required for the marketing of a LICENSED LTC T CELL PRODUCT in the FIELD, including without limitation, the United States Food & Drug Administration (FDA), the European Medicines Agency (EMEA) or The Medicines and Healthcare products Regulatory Agency (MHRA) of the UK, with respect to any such COMMERCIAL TCR DEVELOPER’s activities before such regulatory agency to obtain approval to market a LICENSED LTC T CELL PRODUCT in the FIELD, with it understood that such activities can include without limitation application or pre-application or clinical trial activities, such as, without limitation, Investigational New Drug (IND) applications, New Drug Applications (NDA) Abbreviated New Drug Applications (ANDA), Biologic License Applications (BLA), Pre-IND programs, applications or requests to conduct clinical trials, and the like.

(c)               Any breach of any provision of any of Sections 3.11(a), 3.11(b), 3.12(a) or 3.12 (b) by LTC shall be considered a material breach by LTC of this LICENSE, for which ADAPTIMMUNE shall provide LTC written notice which specifies such breach in detail, and provide LTC thirty (30) days to cure such breach.    ***

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3.13                                    Patent Challenges.  Subject to Section 8.3(f), if ADAPTIMMUNE or any of its AFFILIATES brings or supports, directly or indirectly, a challenge, claim or position before a judicial or administrative body or other governmental forum asserting or supporting that any of the claims of the LTC PATENT RIGHTS is invalid or unenforceable, including as part of any litigation or re-examination, opposition, interference or re-issue proceeding, and the outcome of such challenge, claim or position is that such claims of the LTC PATENT RIGHTS are valid and enforceable, then (a) the running royalty rates set forth in Section 4.3 and the MINIMUM ANNUAL ROYALTY obligation under Section 4.2 shall increase ***% of the amounts provided therein; and (ii) ADAPTIMMUNE shall reimburse LTC for any attorneys’ fees incurred by LTC and/or its AFFILIATES in connection with such challenge, claim or position.  But, this Section 3.13 shall NOT apply to any assertion of failure of consideration in any action or proceeding subject to Section 14.1(a), in which ADAPTIMMUNE is defending against any assertion by LTC of breach of this LICENSE or asserting a breach of this LICENSE by LTC.

Article 4.                             ROYALTIES AND OTHER CONSIDERATION; REPORTS

4.1                       License Issue Fee

In partial consideration for the rights granted to ADAPTIMMUNE hereunder, ADAPTIMMUNE shall pay to LTC a non-refundable, non-creditable license issue fee in the amount of ***  dollars ($***) (“LICENSE ISSUE FEE”).  Such LICENSE ISSUE FEE is due and payable by ADAPTIMMUNE to LTC within fifteen (15) days of the EFFECTIVE DATE of

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this LICENSE.

4.2.                    Minimum Annual Royalty

During the TERM of this LICENSE, ADAPTIMMUNE shall pay to LTC a non-refundable minimum annual royalty (“MINIMUM ANNUAL ROYALTY”) of: (a) *** ($***) for each full or partial calendar year during which there is no APPROVAL OBTAINED for any LICENSED LTC T CELL PRODUCT, and (b) for the first full calendar year year following the date that there is APPROVAL OBTAINED and thereafter, a non-refundable MINIMUM ANNUAL ROYALTY that is equal to ***percent (***%) of ADAPTIMMUNE’s earned running royalties for the sale by ADAPTIMMUNE and its AFFILIATES of such LICENSED LTC T CELL PRODUCTS in the previous calendar year.  The MINIMUM ANNUAL ROYALTY will be fully-creditable against running royalties due and payable by ADAPTIMMUNE and its AFFILIATES on account of running royalties under Section 4.3 for the applicable calendar year for which such MINIMUM ANNUAL ROYALTY relates, but shall not be creditable against any MILESTONE PAYMENTS (defined at Section 4.4) made at any time.  Any difference between the MINIMUM ANNUAL ROYALTY due for a particular calendar year, and the running royalties due and payable for such calendar year, will be paid along with the royalty payment and royalty report due for the fourth (4th) quarter of each calendar year (e.g. within forty-five (45) days of each December 31) in accordance with Section 4.6.  For clarification purposes, MINIMUM ANNUAL ROYALTIES are not refundable in whole or in part.

4.3                       Running Royalties

(a) ADAPTIMMUNE shall pay royalties to LTC of *** percent (***%) of the NET SELLING PRICE for each LICENSED LTC T CELL PRODUCT sold by ADAPTIMMUNE, and/or its AFFILIATES (and/or its authorized THIRD PARTY designees pursuant to Section 2.6) in the LICENSED TERRITORY during the TERM in accordance with Section 4.5.

(b) If ADAPTIMMUNE is a party to a patent or other technology license agreement with any THIRD PARTY, which license is employed in the manufacture, use and/or sale of a LICENSED LTC T CELL PRODUCT, ADAPTIMMUNE may reduce the royalty rate applicable hereunder by ***% for each ***% of royalty rate payable to such THIRD PARTY; so long as the “net selling price” or “net sales” upon which the royalty is based is substantially similar to the definition of NET SELLING PRICE herein; provided, however, that in no event will the royalty rate otherwise due to LTC for LICENSED LTC T CELL PRODUCTS be reduced to less than *** percent (***%).  If such other license includes a royalty stacking provision of like intent to this Section 4.3(b), the royalty rate reduction provided for in this Section 4.3(b) will be calculated as if such provision in such other license were absent.

(c) In the event that ADAPTIMMUNE sells a product that would be considered a LICENSED LTC T CELL PRODUCT under this LICENSE and also a LICENSED T CELL PRODUCT under the LTC NAVY SUBLICENSE, ADAPTIMMUNE shall pay running royalties on the NET SELLING PRICE of such product as required under each of this LICENSE and the LTC NAVY SUBLICENSE, as applicable, and, for clarification, Section 4.3(b) shall not

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apply to such situation except to the extent that a THIRD PARTY license license is employed in the manufacture, use and/or sale of such product.  For example, if ADAPTIMMUNE sells a product that is a LICENSED LTC T CELL PRODUCT under this LICENSE and a LICENSED T CELL PRODUCT under the LTC NAVY SUBLICENSE, then ADAPTIMMUNE shall pay to LTC running royalties of ***% (***% under this LICENSE + ***% under the LTC NAVY SUBLICENSE) on the NET SELLING PRICE of such product.

(d) ADAPTIMMUNE’s obligation to pay royalties on sales of LTC T CELL PRODUCTS shall terminate on a country-by-country basis upon the expiration of the last to expire of any LTC PATENT RIGHTS in each country.  In the event that in any country all the claims within the LTC PATENT RIGHTS that cover a particular LTC T CELL PRODUCT are held invalid or unenforceable in an unappealed or unappealable order, then ADAPTIMMUNE’s obligation to pay royalties with respect to such LTC T CELL PRODUCT shall terminate in such country.

(e) Royalties will not be paid to LTC, nor shall they be charged or collected, on LTC T CELL PRODUCTS sold directly to instrumentalities of the UNITED STATES Government.  Such sales of LICENSED LTC T CELL PRODUCTS with established list or catalog prices shall have their prices reduced by an amount equal to that part of the established price attributable to the royalty that would otherwise be due hereunder.

4.4                       Milestone Payments

(a) For each LICENSED LTC T CELL PRODUCT, ADAPTIMMUNE will make payments (“MILESTONE PAYMENTS”) to LTC in the manner prescribed in this Section and Section 4.5 and in accordance with the following schedule with respect to the following events (each a “MILESTONE EVENT”) sponsored by any of ADAPTIMMUNE and its AFFILIATES:

	Event	Amount Payable
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***

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***	***	$	***

(b) With respect to any LICENSED LTC T CELL PRODUCT for which any MILESTONE PAYMENT has been made, ADAPTIMMUNE shall have no obligation to make the same MILESTONE PAYMENT when and if it makes any filing (including amendments to the applicable Biological License Application) or obtains any approvals related to the use of the same LICENSED LTC T CELL PRODUCT (or one having the same active ingredient) for indications additional to the indication for which the first MILESTONE PAYMENT(S) for such LICENSED LTC T CELL PRODUCT was (were) made.

4.5                       Method of Payment; Reports and Documentation

(a)  ADAPTIMMUNE shall send to LTC running royalties due hereunder within thirty (30) days following the end of the applicable calendar quarter.  Subject to Section 8.8, the final running royalty payments due hereunder shall be due thirty (30) days after expiration or termination of this LICENSE.  All royalty payments shall be accompanied by a sales report in accordance with Section 7.2, and sent to LTC in accordance with Section 7.3 and other payments (including MILESTONE PAYMENTS) shall be accompanied by appropriate documentation to explain the basis of the payment and how it was calculated, and sent to LTC in accordance with Section 7.3.  ADAPTIMMUNE shall pay LTC any MILESTONE PAYMENTS within thirty (30) days of the MILESTONE EVENT, or within thirty (30) days of the EFFECTIVE DATE of this LICENSE if such MILESTONE EVENT has been completed by ADAPTIMMUNE prior to the EFFECTIVE DATE of this LICENSE.  If any payment is sent by wire, the term “accompanied” in the preceding sentence shall be satisfied by a contemporaneous delivery of such documentation in accordance with Section 7.3.

(b)                         All amounts payable hereunder by ADAPTIMMUNE shall be payable in UNITED STATES dollars, and may be paid by wire transfer, check, bank draft or other mutually acceptable manner by the due date.  If payment is made by wire, ADAPTIMMUNE shall be responsible for all bank transfer charges and the transfer will include a specific reference to this LICENSE and the applicable provision in the “comments” field.

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Wire Instructions:

Bank Name:       ***

Bank Address:                                    ***
***

***

S.W.I.F.T.                       ***

Telex:     ***

For Credit:                   ***

Account Number: ***

Payment by check or bank draft shall be made to:

***

***

***

(c)                          Conversion of foreign currency shall be in accordance with UNITED STATES generally accepted accounting principles and the standard practice of ADAPTIMMUNE using exchange rates from a source that is generally accepted in industry, such as the Wall Street Journal, or a major UNITED STATES bank.  Such payments shall be without deduction of exchange, collection, or other charges, and specifically, without deduction of government-imposed fees or taxes, except as permitted in the definition of NET SELLING PRICE and except for withholding taxes, to the extent applicable.

4.7                       Late Payments

Payments made by ADAPTIMMUNE after the due date shall include interest at the rate of one percent (1%) per month.  Further, if the MINIMUM ANNUAL ROYALTY is not timely paid, this LICENSE may terminate, in accordance with Article 8, if the payment together with the accrued interest and a surcharge of *** percent (***%) of the MINIMUM ANNUAL ROYALTY are not paid before the expiration of the cure period set forth in Article 8.

The payment of such interest shall not foreclose LTC from exercising any other rights it may have as a consequence of the lateness of any payment.

4.8                       Retention of Records

ADAPTIMMUNE agrees to make and keep, and shall require its AFFILIATES to make and keep commercially-reasonable, full, accurate and complete books and records (together with supporting documentation) as are necessary to establish its compliance with this Article 4 and to identify licensed AFFILIATES referred to in Section 2.2.  Such records shall be retained for at least ***  (***) years following the end of the calendar year to which they relate.

4.9                       Audits

ADAPTIMMUNE agrees that upon commercially reasonable notice and during ADAPTIMMUNE’s normal business hours, LTC may, if LTC so desires at a future time or times, but not more often than once every twelve (12) months, have a duly authorized agent or

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representative on LTC’s behalf examine all books and records and supporting documentation described in the preceding section, either at ADAPTIMMUNE’s business premises or at a place mutually agreed upon by ADAPTIMMUNE and LTC for the sole purpose of verifying reports and payments hereunder.  In conducting examinations pursuant to this paragraph, LTC’s representative shall have access to all records that LTC reasonably believes to be relevant to the calculation of royalties or other payments due under Article 4.  If a payment deficiency is determined, ADAPTIMMUNE shall pay the deficiency outstanding within thirty (30) days of receiving written notice thereof.  Payments made by ADAPTIMMUNE after the due date shall include interest at the rate of *** percent (***%) per month plus a processing fee of *** percent (***%) of any underpayment.  Such examination by LTC ‘s representative shall be at LTC’s expense, except that, if such examination shows an underreporting or underpayment in excess of *** percent (***%) for any twelve (12) month period, then ADAPTIMMUNE shall pay the cost of such examination.  Any overpayment shall be credited against future royalty payments.  LTC and its representative shall be required to treat all information received during any such inspection as INFORMATION in accordance with Article 13.

Article 5.                             PATENT MARKING AND NONENDORSEMENT

5.1                       ADAPTIMMUNE hereby agrees to mark each LICENSED LTC T CELL PRODUCT under this LICENSE (or when the character of the product precludes marking, the package containing any such LICENSED LTC T CELL PRODUCT) in accordance with applicable law so as to preserve all available patent rights.  ADAPTIMMUNE agrees not to create the appearance that any of LTC or its AFFILIATES endorse ADAPTIMMUNE’s business or products. LTC agrees not to create the appearance that ADAPTIMMUNE or any of its AFFILIATES endorse LTC’s business or products unless otherwise agreed to in writing by the PARTIES.

Article 6.                             DISCLAIMERS, REPRESENTATIONS, WARRANTIES, AND ACKNOWLEDGMENTS

6.1                       Neither the grant of this LICENSE nor anything contained in or related to the grant of this LICENSE is intended nor shall be construed to confer upon either PARTY or any other person immunity from or defenses under the antitrust laws, a charge of patent misuse, or any other provision of law (of any jurisdiction) by reason of the source of the grant or otherwise.

6.2                       Neither this LICENSE nor anything contained herein is intended nor shall be construed to grant to ADAPTIMMUNE any kind or nature of rights in any inventions or patents other than the LTC PATENT RIGHTS and LICENSED LTC T CELL METHODS.

6.3                       ADAPTIMMUNE Representations and Warranties

(a)                          ADAPTIMMUNE acknowledges that only with respect to this LICENSE or any of its activities undertaken pursuant to rights granted hereunder (including without limitation, to sell, have sold, or offer sale of LICENSED LTC T CELL PRODUCTS), it is subject to and shall comply with all applicable UNITED STATES laws, regulations, and Executive orders,

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pertaining to use of LTC PATENT RIGHTS, LICENSED LTC T CELL METHODS LICENSED PRODUCTS, LTC BEAD PRODUCTS, and/or any other rights granted hereunder to make, have made, use and sell LICENSED LTC T CELL PRODUCTS, and/or to exporting from the UNITED STATES.  Subject to ADAPTIMMUNE’s status as being incorporated in the United Kingdom as identified at the outset of this LICENSE, ADAPTIMMUNE shall not export, or assist others in the export, of any LICENSED LTC T CELL PRODUCT, LICENSED PRODUCT or information (including without limitationLTC INFORMATION) related to the practice of the LTC PATENT RIGHTS and LICENSED LTC T CELL METHODS without first (i) having, solely at its own expense, identified and obtained all required export licenses and authorizations, and (ii) having provided copies of all such export licenses and authorizations to LTC, and (iii) in addition to compliance with Section 13, having obtained LTC’s prior written consent if such information is LTC INFORMATION. To any extent that, in view of ADAPTIMMUNE’s status as being incorporated in the United Kingdom as identified at the outset of this LICENSE, entering into or performing under this LICENSE is an export under the applicable UNITED STATES laws or regulations, of any product or information, ADAPTIMMUNE shall cause its AFFILIATE, at such AFFILIATE’s expense, to identify and obtain all required export license and authorizations.

(b)                          ADAPTIMMUNE represents and warrants to LTC that it has obtained and will at all times during the TERM hold and comply with all licenses, permits and authorizations necessary for ADAPTIMMUNE’s complete and timely performance of its obligations under this LICENSE which are required under any applicable statutes, laws, ordinances, rules and regulations of the UNITED STATES as well as those of all applicable foreign governmental bodies, agencies and subdivisions, having, asserting or claiming jurisdiction over ADAPTIMMUNE or ADAPTIMMUNE’s performance of the terms of or exercise of its or its AFFILIATES’ rights under this LICENSE.  In particular, ADAPTIMMUNE:

(ii)                                                    will be responsible for obtaining all necessary UNITED STATES Food and Drug Administration approvals and all approvals required by similar governmental bodies or agencies of all applicable foreign countries; and

(iii)                                                 understands and acknowledges that the transfer of certain commodities and technical data is subject to UNITED STATES laws and regulations controlling the export of such commodities and technical data, including all Export Administration Regulations of the UNITED STATES Department of Commerce.  These laws and regulations, among other things, prohibit or require a license for the export of certain types of technical data to certain specified countries. ADAPTIMMUNE hereby agrees and gives written assurance that it will comply with all UNITED STATES laws and regulations controlling the export of commodities and technical data, that it will be solely responsible for any violation of such by ADAPTIMMUNE or its AFFILIATES, and that it will defend and hold LTC, its AFFILIATES, and FHCRC harmless in the event of any legal action of any nature occasioned by such violation; and

(iv)                                                represents and warrants to LTC that: (A) ADAPTIMMUNE will not resell LICENSED PRODUCTS, LTC BEAD PRODUCTS, or LICENSED MONOCLONAL ANTIBODIES; and (B) ADAPTIMMUNE and its AFFILIATES, as applicable, will conduct all necessary tests, comply with all applicable regulatory requirements and obtain all applicable regulatory approvals, issue all appropriate warnings and information to users, and be responsible for obtaining any required THIRD PARTY intellectual property rights with respect to ADAPTIMMUNE’s and its AFFILIATES’ (1) use of LTC PATENT RIGHTS, LICENSED LTC T CELL METHODS, LICENSED PRODUCTS, LTC BEAD PRODUCTS, and/or any other rights granted hereunder to make, have made, use and sell LICENSED LTC T CELL PRODUCTS and (2) commercialization of LICENSED LTC T CELL PRODUCTS; and

(v)                                                   understands that there may be proprietary rights owned by THIRD PARTIES that may be necessary or desirable for the production and/or commercialization of LICENSED LTC T CELL PRODUCTS, and ADAPTIMMUNE agrees that: (i) securing access to such THIRD PARTY rights is the responsibility of ADAPTIMMUNE, and (ii) neither LTC nor any AFFILIATE of LTC has any responsibility or liability with respect to any such THIRD PARTY proprietary rights.  This LICENSE confers no license or rights by implication, estoppel or otherwise under any existing or future patent application or patent owned by or licensed to LTC or its AFFILIATES other than those rights contained in the LTC PATENT RIGHTS.

6.4                       Each PARTY represents and warrants to the other PARTY that (i) such PARTY is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) such PARTY has the legal power and authority to execute, deliver and perform this LICENSE; (iii) the execution, delivery and performance by such PARTY of this LICENSE has been duly authorized by all necessary action; (iv) this LICENSE constitutes the legal, valid and binding obligation of such PARTY, enforceable against such PARTY in accordance with its terms; (v) the execution, delivery and performance of this LICENSE does not contravene any material provision of, or constitute a material default under, any agreement binding on such PARTY; and (vi) the execution, delivery and performance of this LICENSE does not contravene any material provision of, or constitute a material default under, any valid order of any court, or any regulatory agency or other body having authority to which such PARTY is subject.

6.5                       Pursuant to Sections 3.11 and 3.12, LTC represents and warrants that, beginning on the EFFECTIVE DATE and during the TERM of this LICENSE, it shall not knowingly and directly or explicitly or impliedly enter into any agreement with any THIRD PARTY that grants a license to such THIRD PARTY to use the LTC PATENT RIGHTS to make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import, have imported, export or have exported any LICENSED LTC T CELL PRODUCTS in the FIELD.  Notwithstanding the foregoing, ADAPTIMMUNE acknowledges that LTC has entered into agreements with THIRD PARTIES prior to the EFFECTIVE DATE of this LICENSE where rights were granted to THIRD PARTIES in connection with the sale of LTC BEAD PRODUCTS and/or similar LTC magnetic bead products for such THIRD PARTY(IES) to use the LTC PATENT RIGHTS to make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import or have imported products (including without limitation, LICENSED LTC T CELL PRODUCTS) in the FIELD.

6.6                        EXCEPT AS EXPRESSLY SET FORTH HEREIN, INCLUDING IN THIS

ARTICLE 6, NONE OF LTC OR ITS AFFILIATES MAKE ANY REPRESENTATIONS, EXTEND ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE, OR OTHERWISE, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ASSUME ANY RESPONSIBILITIES WHATSOEVER WITH RESPECT TO THE LICENSED CELL LINE, LICENSED MONOCLONAL ANTIBODY, LICENSED PRODUCT, LICENSED LTC T CELL PRODUCT, OR TO THE DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE OR OTHER DISPOSITION BY ADAPTIMMUNE OR ITS AFFILIATES OF LICENSED LTC T CELL PRODUCTS OR LICENSED LTC T CELL METHODS.  ADAPTIMMUNE AND ITS AFFILIATES ASSUME THE ENTIRE RISK AS TO DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE, OR PERFORMANCE OF LICENSED LTC T CELL PRODUCTS OR LICENSED LTC T CELL METHODS.

6.7                       NONE OF LTC OR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATIONS, EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED THAT THE MANUFACTURE, USE, IMPORT, OFFER FOR SALE OR SALE OR OTHER DISTRIBUTION (AS AUTHORIZED) OF LICENSED CELL LINE, LICENSED MONOCLONAL ANTIBODY, LICENSED PRODUCT, LICENSED LTC T CELL PRODUCTS OR LICENSED LTC T CELL METHODS SHALL NOT INFRINGE ANY PATENT OR OTHER RIGHTS OF A THIRD PARTY.  NOTHING IN THIS LICENSE IS OR SHALL BE CONSTRUED AS A WARRANTY OR REPRESENTATION BY EITHER LTC OR ANY OF ITS AFFILIATES AS TO THE VALIDITY, ENFORCEABILITY, PATENTABILITY OR SCOPE OF ANY CLAIM OR PATENT OR PATENT APPLICATION WITHIN THE LTC PATENT RIGHTS, A GRANT BY EITHER LTC OR ANY OF ITS AFFILIATES, WHETHER BY IMPLICATION, ESTOPPEL, OR OTHERWISE, OF ANY LICENSES OR RIGHTS OTHER THAN THAT EXPRESSLY GRANTED UNDER SECTION 2.1, OR, SUBJECT TO ARTICLE 11, AN OBLIGATION TO BRING OR PROSECUTE ACTIONS OR SUITS AGAINST ANY THIRD PARTY FOR INFRINGEMENT OF ANY OF THE LTC PATENT RIGHTS.

6.8                       IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE HEREUNDER TO THE OTHER PARTY, ITS AFFILIATES OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR OTHER INDIRECT DAMAGES (INCLUDING LOSS OF PROFITS OR LOSS OF USE DAMAGES) ARISING OUT OF THIS LICENSE OR FROM THE USE OF THE LICENSED CELL LINE, LICENSED MONOCLONAL ANTIBODY, OR LICENSED PRODUCT OR THE MANUFACTURE, USE, IMPORT, OFFER FOR SALE OR SALE OF LICENSED LTC T CELL PRODUCTS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

Article 7.      REPORTS

7.1                               Progress Reports

ADAPTIMMUNE shall submit to LTC semi-annual progress reports on ADAPTIMMUNE’s efforts to carry out the COMMERCIAL DEVELOPMENT PLAN and develop and commercialize LICENSED LTC T CELL PRODUCTS.  The first report is due six (6) months from the EFFECTIVE DATE, and subsequent reports shall be made every six (6) months thereafter until such time as a LICENSED LTC T CELL PRODUCT has been sold to a THIRD PARTY.  Progress reports shall describe in detail ADAPTIMMUNE’s efforts toward carrying out the COMMERCIAL DEVELOPMENT PLAN and commercializing the LICENSED LTC T CELL PRODUCT(S), the progress made and expenditure incurred by ADAPTIMMUNE and its AFFILIATES on research and development directed to the commercialization of LICENSED LTC T CELL PRODUCTS since the date of the preceding report, and any other information that LTC and ADAPTIMMUNE agree is pertinent to the commercialization effort.  Subject to proper marking, as required hereunder, such report will constitute INFORMATION of ADAPTIMMUNE.

7.2                       Sales Reports

ADAPTIMMUNE shall submit four (4) quarterly sales reports to LTC from the date of APPROVAL OBTAINED of any LICENSED T CELL PRODUCTS, including any MILESTONE EVENTS achieved during such time periods on such reports detailing the sales activity by ADAPTIMMUNE and/or its AFFILIATES of LICENSED LTC T CELL PRODUCTS during the preceding quarter to include: quantities sold; identity of the LTC PATENT RIGHTS covering that LICENSED LTC T CELL PRODUCT, NET SELLING PRICE, the exchange rates used to convert foreign currency to UNITED STATES dollars, and the total amount of running royalties or other amounts paid for the year.  The quarterly sales report shall be submitted, regardless of the volume of sales, on or before each May 15, August 15, November 14, and February 14 for the most-recent calendar quarter with any royalty payments due in accordance with Article 4.  A final sales report is due thirty (30) days after the expiration or termination of this LICENSE.

Prior to the date of APPROVAL OBTAINED of any LICENSED LTC T CELL PRODUCTS ADAPTIMMUNE shall submit four (4) copies of an annual MINIMUM ANNUAL ROYALTY report and MILESTONE EVENT report to LTC twelve (12) months from the EFFECTIVE DATE until the date of first APPROVAL OBTAINED of any LICENSED LTC T CELL PRODUCTS. Thereafter, ADAPTIMMUNE shall submit quarterly sales reports according to this Section 7.2.

7.3                       Method of Reporting

All reports under this Article 7 shall be submitted to:

***

***
***
***

***

Article 8                                TERM AND TERMINATION

8.1                       Term

Unless earlier terminated in accordance with the provisions of this Article 8, this LICENSE shall become effective on the EFFECTIVE DATE and shall thereafter continue until expiration of the TERM.

8.2                       Termination by Mutual Agreement

Any termination of this LICENSE by mutual agreement shall be evidenced in writing and signed by the PARTIES.

8.3                       Termination of this LICENSE by LTC

Subject to the terms of this Article 8, this LICENSE may be terminated in its entirety by LTC by provision of a termination notice indicating that:

(a) Except in the case of a breach of Section 3.2 or 3.4 (which will be governed by Section 3.5), LTC has determined that ADAPTIMMUNE cannot demonstrate to the reasonable satisfaction of LTC that it is exercising commercially-reasonable due diligence to reasonably commercialize the LICENSED LTC T CELL PRODUCT in accordance with the terms of this LICENSE;

(b) ADAPTIMMUNE willfully made a false statement of a material fact in any report required by this LICENSE;

(c) ADAPTIMMUNE has been found by a court of competent jurisdiction in final or unappealable decision to have violated Federal antitrust laws or any other provision of law in connection with its performance under this LICENSE;

(d) LTC has determined that ADAPTIMMUNE has committed a material breach of a covenant contained in this LICENSE, including without limitation, Section 3.1;

(e) ADAPTIMMUNE has defaulted in the payment of any amount due to LTC; or

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(f) As described in Section 3.13, to the extent allowable by governing law, ADAPTIMMUNE has asserted the invalidity or unenforceability of any claim included in the LTC PATENT RIGHTS, including by way of litigation or administrative proceedings, either directly or through any AFFILIATE or THIRD PARTY;

in each case, which violation ADAPTIMMUNE fails to cure as set forth in Section 8.5.

8.4                       Other Grounds for Termination

To the extent allowable by governing law, either PARTY may terminate this LICENSE if the other PARTY is subject to an INSOLVENCY EVENT, where “INSOLVENCY EVENT” means the occurrence of any of the following:  (a) a PARTY makes an assignment for the benefit of creditors; (b) a petition under any foreign, state or UNITED STATES bankruptcy act, receivership statute, or the like, as they now exist, or as they may be amended, is filed by a PARTY; (c) such a petition is filed with respect to a PARTY by any THIRD PARTY, or an application for a receiver is made by anyone with respect to a PARTY, and such petition or application is successfully litigated to an unappealable or not appealed decision by a court of final decisionor with respect to the PARTY whereby the petition or application is not resolved favorably to the PARTY within two (2) years from the date such petition is filed, or (d) a PARTY ceases doing business.

8.5                       Procedures for Termination by LTC

(a) Before LTC may terminate this LICENSE for any reason other than by mutual agreement or pursuant to Section 3.1, LTC shall furnish ADAPTIMMUNE a written notice of intention to terminate stating the reason(s) therefor.  ADAPTIMMUNE shall be allowed sixty (60) calendar days, or thirty (30) calendar days with respect to any payment defaults, after the date of the notice to remedy any deficiency stated in the notice as the reason for termination or to show cause why this LICENSE should not be terminated.

(b)                         If ADAPTIMMUNE has not remedied all deficiencies stated in the notice within the applicable notice period, then this LICENSE shall terminate upon the expiration of the notice period stated in Section 8.5(a).

(c)                          ADAPTIMMUNE has a right to appeal, in accordance with procedures described in Section 14.1(b) any decision or determination by LTC as applicable, concerning the interpretation, modification, and/or termination (in whole or in part) of this LICENSE.

8.6                       Termination by ADAPTIMMUNE

ADAPTIMMUNE may terminate this LICENSE by providing at least thirty (30) calendar days’ written notice of termination to LTC.  ADAPTIMMUNE’s written notice shall specify the effective date of termination.

8.7                       MINIMUM ANNUAL ROYALTY Termination

This LICENSE shall automatically terminate at midnight on the expiration of the thirty (30) day cure period commencing on the date of receipt of written notice if the MINIMUM ANNUAL ROYALTY for any calendar year, together with any interest and surcharge that may be due as prescribed in Article 4, has not been paid.

8.8                       Effect of Termination

In the event of any termination of this LICENSE, ADAPTIMMUNE and its AFFILIATES shall: (a) have the right for six (6) months following the date of termination to sell or otherwise dispose of the stock of any LICENSED LTC T CELL PRODUCTS subject to this LICENSE then on hand, subject to the right of LTC to receive payment and reports thereon as provided herein, and (b) return all copies of LTC INFORMATION and/or FHCRC INFORMATION (if any) to LTC within thirty (30) days of the date of such termination, and shall delete all such LTC INFORMATION and/or FHCRC INFORMATION from its documents and/or data storage media, and shall have an officer of ADAPTIMMUNE certify compliance with all of the foregoing.

All rights and obligations of the PARTIES set forth herein that expressly or by their nature survive the expiration or termination of this LICENSE, including at least the provisions of this Section 8.8 and Articles 12, 13 and 14 shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this LICENSE until they are satisfied or by their nature expire and shall bind the PARTIES and their legal representatives, successors, and permitted assigns.

Article 9.                             NOTICES

9.1                       All notices required under this LICENSE shall be considered timely made, if properly addressed, (a) at the time personally delivered; or (b) on the day of transmission by facsimile or email, confirmed by notice by any of the other methods described herein; or (c) upon receipt if sent via commercial overnight delivery service.

9.2                       (a) Except as otherwise provided in Sections 4.6 and 7.3, all communications and notices required to be made to LTC shall be addressed as follows:

***

Attn: ***

***

***

Attention:  ***

Telephone:  ***

Facsimile:  ***

With a copy to:            LIFE TECHNOLOGIES CORPORATION

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***

***

Attention:  ***

Telephone:  ***

Facsimile:  ***

(b) All communications and notices required to be made to ADAPTIMMUNE shall be addressed as follows:

***

***

***

***

***

Telephone:  ***

Facsimile: ***

Email: ***

(c) Each of ADAPTIMMUNE and LTC agree to report promptly to the other any changes in mailing address or name during the TERM of this LICENSE.

Article 11.    PATENT INFRINGEMENT

11.1              (a)                        During the TERM, *** shall notify *** in writing as soon as reasonably practical of any known or suspected infringement or unauthorized use or misappropriation by ***, any of its ***, and/or any *** of any *** in the *** that is discovered, and promptly shall provide *** with all non-privileged, non-confidential information supporting said infringement, suspected infringement or unauthorized use or misappropriation.

(b)                         In the case such known or suspected infringement or unauthorized use or misappropriation is by a THIRD PARTY and is not based on activities authorized or occurring prior to the EFFECTIVE DATE of this LICENSE as described in Section 6.5, then ADAPTIMMUNE and LTC shall confer with each other in good faith regarding such alleged infringing activities and preserving and/or defending the exclusive rights granted hereunder to ADAPTIMMUNE.

(c)                          In the event that *** determines, in its sole reasonable discretion, that it wishes to obtain additional information from *** to investigate such matter, then prior to the disclosure of any privileged or confidential information to *** regarding such matter, *** will enter into an agreement with *** that is acceptable to *** in order to protect any such privilege and the parties interests related thereto.  Upon entering into such agreement, *** shall have the right to request opinion of counsel from *** detailing such alleged infringement and any specific information about such known or suspected infringement or unauthorized use or misappropriation, and ***

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

shall pay for *** obtaining each such opinion of counsel.  *** may use such information to determine, at its sole reasonable discretion, what, if any, action or communications to pursue against such THIRD PARTY.

(d)                         If required by law for *** to bring or maintain any infringement action in the *** against any *** or any *** , *** shall join any infringement action brought or intended to be brought by ***  upon *** reasonable request, with *** represented therein by its own counsel of its own sole selection, at reasonable cost to ***.  *** shall reasonably cooperate, in any enforcement action, in accordance with terms and conditions specified by ***, with it agreed that in such cooperation, ***represented therein by its own counsel of its own sole selection, at reasonable cost to ***.

(e)                          Specifically with respect only to known or suspected infringement activities by a *** in the *** that *** can reasonably demonstrate has or will cause non de minimis monetary harm or damage to *** in the ***, and ***provides written notice to ***which specifically details such harm or damage (“HARM NOTICE”), then in the event that: (a) *** has passed from the date of receipt by *** of ***, or (b) *** has passed from the date of *** receipt of opinion of counsel as specified in Section 11.1(c), whichever is later, ***has not caused such infringement to cease and desist or ***has not taken or continued pursuing any action against the THIRD PARTY with respect to same (including without limitation, *** issuing cease and desist notices with pursuing the matter to obtaining cease and desist or a non-appealable judicial resolution), then all monies or payments or other consideration then due and owing by *** to *** hereunder shall be *** (***) of what otherwise would be due and payable hereunder (“Modified Financial Obligations”) by *** and *** shall only be liable to pay to *** the Modified Financial Obligations, without any breach or termination of this LICENSE or penalty hereunder.  *** shall continue to only be liable to *** as to the Modified Financial Obligations until such time as *** has caused such infringement to cease or desist or become non-infringement (by obtaining cease and desist, or the THIRD PARTY, subject to agreement by *** enters into a sub-sublicense or becomes a designee hereunder pursuant to Section 2.6, or a non-appealable judicial resolution is obtained), at which time and thereafter until another HARM NOTICE and event(s) as above-described triggers again the Modified Financial Obligations, *** shall again be liable to *** under the original financial obligations specified herein. *** failure to so perform the original financial obligations specified herein shall be considered to be a breach by *** of this LICENSE.

(f)                           In the event that *** enters into any license agreement with any *** with respect to any of the LTC PATENT RIGHTS in the FIELD, including in settlement of any known or suspected infringement or any action or proceeding for infringement—regardless of whether commenced by *** on any terms more favorable than those herein, those more favorable terms shall be immediately applicable to *** and this LICENSE shall be amended to incorporate those more favorable terms.

11.2                In the event that a *** at any time provides written notice of a claim to, or brings an action, suit, or proceeding against, *** or any of its ***, claiming infringement of its patent rights or unauthorized use or misappropriation of its know-how, based on an assertion or claim arising out of the development, use, manufacture, distribution, importation or sale of *** or ***, *** shall promptly notify *** of the claim or the commencement of such action, suit or proceeding, enclosing a copy of the claim and/or all papers served.

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Article 12                         INDEMNIFICATION, INSURANCE, AND LEGAL ACTION

12.1                Indemnification by ADAPTIMMUNE of LTC

(a)                         ADAPTIMMUNE, at its own expense, shall indemnify, defend and hold harmless LTC and its respective AFFILIATES, and the respective officers, directors, shareholders, employees and agents of each of the foregoing (each an “LTC INDEMNIFIED PARTY”) from and against any and all liability, damage, loss, or expense (including without limitation reasonable attorneys’ fees and expenses of litigation and/or arbitration) (collectively “LIABILITIES”) incurred by or imposed upon any and/or all LTC INDEMNIFIED PARTIES in connection with any THIRD PARTY claims, suits, actions, demands or judgments (each a “CLAIM”) arising out of or in connection with or resulting from (i) the design, manufacture, use, promotion, sale or other disposition of any LICENSED LTC T CELL PRODUCT or the practice of a LICENSED LTC T CELL METHOD by ADAPTIMMUNE and/or its AFFILIATES, (ii) any actual or alleged injury, damage, death or other consequence occurring to any THIRD PARTY as a result, directly or indirectly, of the practice of a LICENSED LTC T CELL METHOD by ADAPTIMMUNE or its AFFILIATES or customers or transferees of any of the foregoing, or the possession, consumption or use of the LICENSED LTC T CELL PRODUCTS sold by ADAPTIMMUNE or its AFFILIATES, regardless of the form in which any such claim is made, (iii) any other activities to be carried our by ADAPTIMMUNE or its AFFILIATES pursuant to this LICENSE, and (iv) the failure of any representation or warranty made by ADAPTIMMUNE in this LICENSE to be true and accurate; except in each case to the extent that such CLAIM arises out of or results from (a) the breach of a representation or warranty of LTC herein, or (b) LTC’s gross negligence or willful misconduct.

(b)                         Notice of CLAIMS.  An LTC INDEMNIFIED PARTY entitled to indemnification hereunder shall provide ADAPTIMMUNE with prompt written notice of any CLAIM for which indemnification is sought under this LICENSE.  ADAPTIMMUNE shall, at its own expense, provide attorneys reasonably acceptable to the LTC INDEMNIFIED PARTY to defend against any such claim.  The LTC INDEMNIFIED PARTY shall cooperate fully with ADAPTIMMUNE in such defense and shall permit ADAPTIMMUNE to conduct and control such defense and the disposition of such CLAIM (including all decisions relative to litigation, appeal, and settlement); provided that ADAPTIMMUNE shall not settle any such CLAIM with an admission of liability of LTC without LTC’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed.

(c)                                            Insurance.  At such time as any LICENSED LTC T CELL PRODUCT, LICENSED LTC T CELL METHOD, process or service relating to, or developed pursuant to, this LICENSE is being tested or used in human subjects or is commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by ADAPTIMMUNE or by an AFFILIATE or agent of ADAPTIMMUNE, ADAPTIMMUNE shall, at its sole cost and expense, procure and maintain policies of product liability insurance in amounts not less than $*** per incident and $*** annual aggregate and naming LTC and FHCRC as additional insureds.  Upon the written request of LTC , ADAPTIMMUNE shall furnish LTC with a certificate of insurance evidencing the insurance required hereunder.  If ADAPTIMMUNE elects to self-insure all or part of the

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

limits described above (including deductibles or retentions which are in excess of $*** annual aggregate), such self-insurance program must be acceptable to LTC.  The minimum amounts of insurance coverage required under these provisions shall not be construed to create a limit of ADAPTIMMUNE’s liability with respect to its indemnification obligation under Section 12.1(a) of this LICENSE.  Such policies cannot be terminated without thirty (30) days’ prior written notice to LTC and FHCRC.  ADAPTIMMUNE shall provide FHCRC with written evidence of the insurance and a copy of the policy upon request.

12.2  Indemnification by ADAPTIMMUNE of FHCRC

ADAPTIMMUNE, at its own expense, shall indemnify, defend and hold harmless FHCRC and its respective AFFILIATES, and the respective officers, directors, shareholders, employees and agents of each of the foregoing (each a “FHCRC INDEMNIFIED PARTY”) from and against any and all LIABILITIES incurred by or imposed upon any and/or all FHCRC INDEMNIFIED PARTIES in connection with any THIRD PARTY CLAIMS arising out of or in connection with or resulting from (i) any misrepresentation with regard to, or breach of, any of the representations and warranties of ADAPTIMMUNE set forth in Section 6 of this LICENSE, (ii) the use of the LICENSED PRODUCTS and/or LICENSED MONOCLONAL ANTIBODIES, the use, development, manufacture, distribution, sublicensing or sale of the LICENSED LTC T CELL PRODUCTS, by ADAPTIMMUNE or its AFFILIATES except to the extent caused by the negligence or willful misconduct of FHCRC, including without limitation any LIABILITIES resulting from infringement of third party intellectual property rights by ADAPTIMMUNE or its AFFILIATES based on any of the foregoing, and (iii) any other activities performed by ADAPTIMMUNE or its AFFILIATES pursuant to this LICENSE.

12.3                Indemnification by LTC of ADAPTIMMUNE

(a)                         LTC, at its own expense, shall indemnify, defend and hold harmless ADAPTIMMUNE, and its AFFILIATES and their respective officers, directors, shareholders, employees and agents (each a “ADAPTIMMUNE INDEMNIFIED PARTY”), from and against any LIABILITIES incurred or imposed upon any and all ADAPTIMMUNE INDEMNIFIED PARTIES in connection with any THIRD PARTY CLAIMS arising out or in connection with ***                             in this LICENSE ***              ; except in each case to the extent that such CLAIM arises out of or results from (a) the ***                       herein, or (b) ***                              .

(b)                         A ADAPTIMMUNE INDEMNIFIED PARTY entitled to indemnification hereunder shall provide LTC with prompt written notice of any CLAIM for which indemnification is sought under this LICENSE.  LTC shall, at its own expense, provide attorneys reasonably acceptable to the ADAPTIMMUNE INDEMNIFIED PARTY to defend against any such claim.  The ADAPTIMMUNE INDEMNIFIED PARTY shall cooperate fully with LTC in such defense and shall permit LTC to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided that ***

written approval, which shall not be unreasonably withheld, conditioned or delayed.

12.4 Legal Action. In the event any legal action is commenced against ***    involving the

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***   , whether or not ***   is named as a party to the legal action, ***   shall keep ***  or its attorney nominee fully advised of the progress of the legal action and shall reimburse ***    incurred as a result of ***   being called as witnesses therein or asked to testify for or consult with ***  in connection therewith.  ***  agrees that it will reasonably request ***     to cooperate with ***, to the extent reasonably possible, in any legal action brought pursuant to this Article 12.

Article 13                         CONFIDENTIALITY

13.1                From the EFFECTIVE DATE until ***  (***) years after the termination or expiration of the LICENSE, each RECIPIENT shall:

(a)  limit dissemination of the DISCLOSER’s INFORMATION to those of the RECIPIENT’s AFFILIATES and their respective directors, officers, employees, agents, shareholders, and subcontractors who have a reasonable need to know such INFORMATION to exercise its rights or perform its obligations or otherwise;

(b) maintain INFORMATION of the DISCLOSER in confidence and not disclose such INFORMATION to any THIRD PARTY (other than as set forth in Section 13.2 and as above); and

(c) use such INFORMATION only to the extent necessary for RECIPIENT to exercise its rights and perform its obligations under this LICENSE.

13.2                (a)                       Notwithstanding the provisions of Section 13.1, (i) if a RECIPIENT is compelled to disclose any DISCLOSER’s INFORMATION by law or order of a court of competent jurisdiction, or (ii) if it is reasonably necessary in the reasonable opinion of a RECIPIENT’s legal counsel to disclose INFORMATION to comply with applicable laws (including compliance with any applicable securities regulation, stock exchange or NASDAQ disclosure requirements and for tax reporting purposes), then any such disclosure to the extent so compelled or required shall not be a breach hereunder; provided that reasonable advance notice is given to the DISCLOSER to permit the DISCLOSER a reasonable opportunity to obtain all applicable governmental or judicial protection available for like material, and the RECIPIENT will reasonably cooperate with the DISCLOSER, at the expense of the DISCLOSER, with respect thereto.

(b)                         Notwithstanding the provisions of Section 13.1, ADAPTIMMUNE may use and disclose INFORMATION of LTC in order to make filings and submissions to, or correspond or communicate with, the UNITED STATES Food and Drug Agency or any clinical registry, or agency, including without limitation the European Medicines Agency (EMEA) or The Medicines and Healthcare products Regulatory Agency (MHRA) of the UK, including for purposes of obtaining authorizations to conduct clinical trials of, and to commercialize, LICENSED LTC T CELL PRODUCTS pursuant to this LICENSE.

ADAPTIMMUNE shall use INFORMATION of LTCand make the foregoing disclosures only to the extent necessary in the reasonable opinion of such PARTY’s legal counsel, and shall use reasonable commercial efforts to obtain confidential treatment for such disclosures.

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

(c)                          Notwithstanding the provisions of Section 13.1, ADAPTIMMUNE may use and disclose INFORMATION of LTC to investors and potential investors.

ADAPTIMMUNE shall make the foregoing disclosures only pursuant to written, executed confidentiality agreements in which the use and confidentiality obligations are no less burdensome than those hereunder, and expressly limiting onward disclosure to the counterparty’s financial and legal advisors, and then only under an equivalent or more burdensome obligation of non-disclosure and limited use.

(d) ADAPTIMMUNE shall notify LTC in writing of any actual or suspected misuse, misappropriation or unauthorized disclosure of LTC’s or FHCRC’s INFORMATION that may come to ADAPTIMMUNE’s attention.

(e)                           Notwithstanding anything to the contrary contained herein, FHCRC INFORMATION shall include but not be limited to FHCRC’s devices, cell lines, monoclonal antibodies, methods, processes, data regarding testing and experiments, drawings, documentation, patent applications and product development plans marked as “confidential” and that may be disclosed to ADAPTIMMUNE hereunder.

13.3              This Article 13 will survive termination or expiration of this LICENSE.

Article 14.                      GENERAL PROVISIONS

14.1                Governing Law; Dispute Resolution

(a)                          This LICENSE shall be governed by and construed in accordance with the laws of ***    in each case without reference to any rules of conflict of laws, except that matters pertaining to intellectual property rights and patents shall be governed by the laws of the jurisdiction in which such intellectual property rights or patents exist. Any dispute between ADAPTIMMUNE and LTC pertaining to the interpretation of this LICENSE, or the breach thereof, shall be settled by binding arbitration in the city of Washington, D.C., administered by the American Arbitration Association (“AAA”) in accordance with its commercial arbitration rules, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  The administrative charges, arbitrators’ fees, and related expenses of any arbitration shall be paid equally by the PARTIES but each PARTY shall be responsible for any costs or expenses incurred in presenting such PARTY’s case to the arbitrators, such as attorney’s fees or expert witness fees.  There shall be three arbitrators.  Each PARTY shall appoint one arbitrator.  The third arbitrator shall act as the presiding arbitrator and shall be appointed by agreement of the PARTY-appointed arbitrators.  If no agreement on such appointment can be reached, the parties may ask AAA to make the appointment.  The arbitration proceedings shall be conducted in English.  The arbitration tribunal shall apply AAA rules in effect at the time of the arbitration.  In the event of a conflict between the provisions of this Section 14.1(a) and such AAA rules, the provisions of this Section 14.1(a) shall prevail.  The award of the arbitration tribunal shall be final and binding upon the disputing PARTIES and the winning PARTY may, at the cost and expense of the losing PARTY, apply to any court of competent jurisdiction for enforcement of such award.  The administrative charges, arbitrators’ fees, and related expenses

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of any arbitration shall be paid equally by the PARTIES, but each PARTY shall be responsible for any costs or expenses incurred in presenting such PARTY’s case to the arbitrators, such as attorney’s fees or expert witness fees.

(b)                         Notwithstanding the PARTIES’ agreement to arbitrate, the PARTIES hereby agree that a PARTY may apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief to enforce or prevent any violation of the provisions of Article 13 of the LICENSE.

14.2                Complete Agreement; Amendments

Upon effectiveness hereof, this LICENSE constitutes the complete understanding and agreement between the PARTIES and supersedes any prior understanding or written or oral agreement relative to the subject matter of this LICENSE.  This LICENSE may not be amended except by an instrument in writing signed by the PARTIES.

14.3                Severability

The PARTIES intend that no provision of this LICENSE is contrary to any applicable law or regulation.  The illegality or invalidity of any provision of this LICENSE shall not impair, affect, or invalidate any other provision of this LICENSE.

14.4                Interpretation of Headings

Headings of the Articles or Sections of this LICENSE are for convenience of reference only and do not form a part of this LICENSE and shall in no way affect the interpretation thereof.

14.5                Independent Parties/Entities

The relationship of the PARTIES is that of independent parties and not as agents of each other, partners, or participants in a joint venture.  Each of the PARTIES shall maintain sole and exclusive control over their respective personnel and operations.

14.6                Use of Names

ADAPTIMMUNE agrees to refrain from using the name of LTC, FHCRC or any of either of their respective AFFILIATES, or any trade name, trademark or logo of LTC or any of its AFFILIATES in publicity or advertising without the prior written approval of LTC.  LTC agrees to refrain from using the name of ADAPTIMMUNE or its AFFILIATE, or any trade name, trademark or logo of ADAPTIMMUNE or its AFFILIATE in publicity or advertising without the prior written approval of ADAPTIMMUNE.

14.7               Bankruptcy Code 365(n).

The PARTIES acknowledge and agree that this LICENSE is for the purposes of Section 365(n) of the UNITED STATES Bankruptcy Code (the “BANKRUPTCY CODE”) a license of rights to “intellectual property” as defined under Section 101(56) of the BANKRUPTCY CODE.  The PARTIES agree that ADAPTIMMUNE, as a licensee of such rights under this LICENSE, subject to ADAPTIMMUNE and its AFFILIATES’ full compliance with all of its obligations under this LICENSE (including its obligations to pay royalties and abide by all license restrictions), shall retain and may fully exercise all of its rights (including any right to enforce any exclusivity provision of this LICENSE (including any embodiment of such “intellectual property”)), remedies and elections under the BANKRUPTCY CODE.

14.8               Counterparts and Facsimile

This LICENSE may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This LICENSE may be executed by facsimile signature.

14.9               Waiver

The PARTIES hereto mutually covenant and agree that no waiver by either PARTY of any breach or default of the terms of this LICENSE shall be deemed a waiver of any subsequent breach or default thereof.

14.10        Computation of Time

Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall on a Saturday, Sunday, or any public or legal holiday, whether local or national, the PARTY having such privilege or duty shall have until 5:00 p.m. in such PARTY’s time zone on the next succeeding business day to exercise such privilege, or to discharge such duty.

14.11 Independent Parties

The PARTIES to this LICENSE are independent contractors and not agents of the other. This LICENSE shall not constitute a partnership or joint venture, and neither PARTY may be bound by the other to any contract, arrangement or understanding except as specifically stated herein.

14.12        Further Acts and Instruments

Upon request by either PARTY, the other PARTY agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this LICENSE.

SIGNATURES APPEAR ON THE FOLLOWING PAGE

IN WITNESS WHEREOF, the PARTIES hereto have caused this LICENSE to be executed by their authorized representatives.  This LICENSE is effective as of the EFFECTIVE DATE.

For LTC		For ADAPTIMMUNE

LIFE TECHNOLOGIES CORPORATION		ADAPTIMMUNE LIMITED

By:	/s/ Paul Grossman	By:	/s/ James Noble
	(signature)		(signature)

Typed Name: Paul Grossman		Typed Name: James J Noble

Title: SVP, Strategy & Corp. Dev.		Title: CEO

Date:	12/20/12	Date	19 December 2012

EXHIBIT A - LTC PATENT RIGHTS

US Patents

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Foreign Patents

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EXHIBIT B

COMMERCIAL DEVELOPMENT PLAN

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